RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT

                      Supplement dated January 5, 2000 to
                          Prospectus dated May 1, 1999

The fourth paragraph under "Purchase Payments" on page 15 of the prospectus is replaced with the following:

     Initial purchase payments will be allocated to the Subaccounts of the Separate Account or the Fixed Account pursuant to instructions from your Financial Advisor.






CV193